UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): September 9, 2005


                              AIMSI TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                        Utah
                 (State or Other Jurisdiction of Incorporation)

                  0-30685                         87-0305395
          (Commission File Number) (I.R.S. Employer Identification No.)


                          702 South Illinois Avenue, Suite 203
                                  Oak Ridge, TN 37830
                      (Address of Principal Executive Offices)

                                    713-271-2118
                (Registrant's Telephone Number, Including Area Code)


                                  Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         Entry into Material Definitive Agreement

     On September 9, 2005, AIMSI Technologies, Inc., a Utah corporation (the "Company"), entered into a Severance Agreement with Edward J. Lapsa, the Company's interim President and Chief Executive Officer. The Board of Directors of the Company appointed Mr. Lapsa to serve in such capacities on an interim basis pursuant to a letter agreement dated April 14, 2005, which required the Company and Mr. Lapsa to enter into an agreement under which the Company would compensate Mr. Lapsa for an unspecified period of time following the termination of his employment for reasons other than for cause or voluntary termination. A copy of the letter agreement was attached as Exhibit 10.2 to the Current Report on Form 8-K filed on April 22, 2005.

     Under the Severance Agreement, in the event of Mr. Lapsa's termination without "Cause" or for "Good Reason" (as those terms are defined in the Severance Agreement, a copy of which is attached hereto as Exhibit 10.3), Mr. Lapsa is entitled to severance payments in the form of his base annual salary of $168,000 for six months following his termination, which shall be paid in accordance with the Company's regular payroll practices as currently in effect. He is also entitled to retain his current benefits during that six-month period. The Severance Agreement also contains customary covenants restricting Mr. Lapsa from, among other things, (a) competing with the Company or soliciting customers, employees and consultants of the Company during his employment with the Company and for one year following his termination for Cause or without Good Reason, or (b) disclosing confidential information relating to the Company's business during his employment with the Company and at any time thereafter.

Exhibit No.       Description

10.3 Severance Agreement, dated as of September 9, 2005, between the Company and Edward J. Lapsa

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            AIMSI TECHNOLOGIES, INC.


Date:    September 12, 2005          By:  /s/ Roland Edison
                                      ---------------------------------------
                                                Roland Edison
                                         Chairman of the Board of Directors